SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    _______

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  December 1, 2003


                Trust Certificates (TRUCs), Series 2001-2 Trust
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


      New York                     333-58504-02                 13-7294824
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(State or other jurisdiction      (Commission               (I.R.S. employer
  of incorporation)                file number)             identification no.)
     c/o U.S. Bank Trust National Association
     100 Wall Street, Suite 1600
     New York, New York                                         10005
     --------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code: (212)-272-9422
                                                    --------------

                                      N/A
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report)


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    Item 5. OTHER EVENTS

    On December 1, 2003 a distribution was made to the holders of the Class A-1 Certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto. No other reportable transactions or matters have occurred during the current reporting period.

    Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.

            (c)  Exhibits.

                 99.1 Trustee's Report in respect of the December 1, 2003 Distribution Date



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Trust Certificates (TRUCs), Series 2001-2 Trust
                               By:  U.S. Bank Trust National Association,
                                    not in its individual capacity, but solely
                                    as Trustee on behalf of Trust Certificates
                                    (TRUCs), Series 2001-2 Trust


                               By:  /s/  Adam Berman
                                    -----------------

                               Name:   Adam Berman
                               Title:  Assistant Vice President


Dated: December 1, 2003


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                                 EXHIBIT INDEX


Exhibit                                                                 Page
-------                                                                 ----

99.1     Trustee's Report in respect of the December 1, 2003
         Distribution Date                                               5



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